         The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Group at 800-523-4640 and shareholders of the Institutional Class should contact Delaware Group at 800-828-5052.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
Bankers Trust Company
One Bankers Trust Plaza
New York, NY  10006

                      ---------------------------------------------------------

                      TREND FUND

                      ---------------------------------------------------------

                      A CLASS

                      ---------------------------------------------------------

                      B CLASS

                      ---------------------------------------------------------

                      C CLASS

                      ---------------------------------------------------------

                      INSTITUTIONAL CLASS

                      ---------------------------------------------------------

                      CLASSES OF DELAWARE GROUP
                      TREND FUND, INC.

                      ---------------------------------------------------------


                      PART B

                      STATEMENT OF
                      ADDITIONAL INFORMATION

                      ---------------------------------------------------------

                      AUGUST 29, 1996
                      (as revised November 15, 1996)



                                                               DELAWARE
                                                               GROUP
                                                               ---------

-------------------------------------------------------------------------------
                                   PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                               AUGUST 29, 1996

                                                (as revised November 15, 1996)

-------------------------------------------------------------------------------

DELAWARE GROUP TREND FUND, INC.

-------------------------------------------------------------------------------

1818 Market Street
Philadelphia, PA  19103
-------------------------------------------------------------------------------

For more information about the Trend Fund Institutional Class:  800-828-5052

For Prospectus and Performance of the Trend Fund A Class, the Trend Fund B Class and the Trend Fund C Class: Nationwide 800-523-4640

Information on Existing Accounts of the Trend Fund A Class, the Trend Fund B Class and the Trend Fund C Class: (SHAREHOLDERS ONLY)
         Nationwide 800-523-1918

Dealer Services:  (BROKER/DEALERS ONLY)
         Nationwide 800-362-7500
-------------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------------------------------------------
Cover Page                                                                    1
-------------------------------------------------------------------------------
Investment Objective and Policies                                             3
-------------------------------------------------------------------------------
Performance Information
-------------------------------------------------------------------------------
Trading Practices and Brokerage
-------------------------------------------------------------------------------
Purchasing Shares
-------------------------------------------------------------------------------
Investment Plans
-------------------------------------------------------------------------------
Determining Offering Price and
         Net Asset Value
-------------------------------------------------------------------------------
Redemption and Repurchase
-------------------------------------------------------------------------------
Dividends and Realized Securities
         Profits Distributions
-------------------------------------------------------------------------------
Taxes
-------------------------------------------------------------------------------
Investment Management Agreement
-------------------------------------------------------------------------------
Officers and Directors
-------------------------------------------------------------------------------
Exchange Privilege
-------------------------------------------------------------------------------
General Information
-------------------------------------------------------------------------------
Appendix A - IRA Information
-------------------------------------------------------------------------------
Appendix B - Performance Overview
-------------------------------------------------------------------------------
Appendix C - The Company Life Cycle
-------------------------------------------------------------------------------
Financial Statements
-------------------------------------------------------------------------------

         Delaware Group Trend Fund, Inc. (the "Fund") is a professionally-managed mutual fund. The Fund offers four classes (individually, a "Class" and collectively, the "Classes") of shares - the Trend Fund A Class (the "Class A Shares"), the Trend Fund B Class (the "Class B Shares"), the Trend Fund C Class (the "Class C Shares) (together, the "Fund Classes") and the Trend Fund Institutional Class (the "Institutional Class").

         Class B Shares, Class C Shares and Institutional Class shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to .30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against the Class C Shares for the life of the investment. All references to "shares" in this Statement of Additional Information ("Part B" of the registration statement) refer to all Classes of shares of the Fund, except where noted.

         This Part B supplements the information contained in the current Prospectus for the Fund Classes dated August 29, 1996 and the current Prospectus for the Institutional Class dated August 29, 1996, as they may be amended from time to time. It should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A Prospectus relating to the Fund Classes and a Prospectus relating to the Institutional Class may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT OBJECTIVE AND POLICIES

         The objective of the Fund, which is a fundamental policy and cannot be changed without shareholder approval, is capital appreciation. The strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of Delaware Management Company, Inc. (the "Manager"), are responsive to changes within the marketplace and have the fundamental characteristics to support growth. Income will not be a significant investment factor except so far as future dividend growth may affect market appraisal of a security. Purchases and sales of portfolio securities will be based upon management's judgment of economic and market trends in addition to fundamental investment analysis. The Fund will seek to identify changing and dominant trends affecting securities values which it believes will offer the opportunities for growth of capital, such as trends in the overall economic environment (including social, political, monetary and technological trends); trends within a company and its industry reflected by, for example, improving managerial skills, new product development and sales and earnings trends; and trends in market prices of various types of categories of investments. Since the production of income is not an objective of the Fund, any income earned and paid to shareholders will likely be minimal. An investor should not consider a purchase of Fund shares as equivalent to a complete investment program.

         Although the Fund will constantly strive to attain the objective of capital appreciation, of course there can be no assurance that it will be attained. It also should be borne in mind that investing in securities believed to have a potential for capital appreciation may involve exposure to a greater risk than securities which do not have growth characteristics, and that the shares of the Fund will fluctuate in value. Investing for this objective, the Fund usually will invest in common stocks or securities convertible into common stocks of emerging and other growth-oriented companies, some of which may be of a speculative nature and subject the Fund to an additional risk. However, from time to time, the Fund may, in its judgment, depending upon prevailing circumstances, and for defensive purposes without limit as to the proportion of assets invested, hold varying proportions of cash, U.S. government securities, nonconvertible securities and straight debt securities.

         In investing for capital appreciation, the Fund may hold securities for any period of time. See Portfolio Turnover under Trading Practices and Brokerage.

         While the Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest excess cash balances. A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis.

         The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 (the "1940 Act") to allow the Delaware Group funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

         While the Fund is permitted under certain circumstances to borrow money and invest in investment company securities, it does not normally do so. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.

         The Fund may purchase privately placed securities which may be resold only in privately negotiated transactions, in accordance with an exemption from registration under applicable securities laws or after registration. The registration process may involve delays which could result in the Fund obtaining a less favorable price on resale. In addition, to the extent that there is no established trading market for restricted securities, it will be more difficult for the Fund to obtain precise valuations for such securities in its portfolio. As a result, judgment may play a greater role in valuing such securities than is normally the case.

         Certain of the privately placed securities acquired by the Fund will be eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The Fund's Board of Directors has instructed the Manager to consider the following factors in determining the liquidity of Rule 144A Securities: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period of time, uninterested in purchasing these securities.

         Although it is not a matter of fundamental policy, the Fund may invest not more than 5% of its assets in foreign securities. Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with American securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., the value of foreign investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and control regulations apart from market fluctuations. The Fund may also experience delays in foreign securities settlement.

Portfolio Loan Transactions
         The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

         The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Investment Restrictions
         The Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         1. Not to invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

         2. Not to acquire control of any company.

         3. Not to purchase or retain securities of any company which has an officer or director who is an officer or director of the Fund, or an officer, director or partner of its investment manager if, to the knowledge of the Fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

         4. Not to invest in securities of other investment companies except at customary brokerage commissions rates or in connection with mergers, consolidations or offers of exchange.

         5. Not to purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets.

         6. Not to make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.) Any investment in real estate together with any investment in illiquid assets cannot exceed 10% of the value of the Fund's assets.

         7. Not to sell short any security or property.

         8. Not to deal in commodities.

         9. Not to borrow money in excess of 10% of the value of its assets, and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         10. Not to make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         11. Not to invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         12. Not to act as an underwriter of securities of other issuers.

         13. No long or short positions on shares of the Fund may be taken by its officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares.

         14. Not to invest more than 25% of its assets in any one particular industry.

         Although it is not a matter of fundamental policy, the Fund has also made a commitment that it will not invest in warrants valued at the lower of cost or market exceeding 5% of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. In addition, although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

PERFORMANCE INFORMATION

         From time to time, the Fund may state each Class' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year periods. The Fund may also advertise aggregate and average total return information of each Class over additional periods of time.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                         n
                                   P(1+T)  = ERV

         Where:       P    =   a hypothetical initial purchase order of $1,000
                               from which, in the case of only Class A Shares, the maximum front-end sales charge, if any, is deducted;

                      T    =   average annual total return;

                      n    =   number of years;

                    ERV    =   redeemable value of the hypothetical $1,000
                               purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of Class A Shares and the Institutional Class, as shown below, is the average annual total return quotations through June 30, 1996, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for the Class A Shares at net asset value (NAV) does not reflect the payment of the maximum front-end sales charge of 4.75%. Stock prices fluctuated during the periods covered and past results should not be considered as representative of future performance. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.

                                      Average Annual Total Return
                            Class A          Class A
                          Shares(1)(2)       Shares(1)         Institutional
                           (At Offer)        (At NAV)            Class(3)
         1 year
         ended
         6/30/96             29.08%           35.53%              35.88%

         3 years
         ended
         6/30/96             17.33%           19.25%              19.56%

         5 years
         ended
         6/30/96             23.10%           24.29%              24.50%

         10 years
         ended
         6/30/96             14.60%           15.16%              15.25%

         15 years
         ended
         6/30/96             15.58%           15.95%              16.02%

         Period
         10/3/68(4)
         through
         6/30/96              9.40%            9.59%               9.63%

(1) Class A Shares began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.

(2) Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75% and the above performance numbers are calculated using 4.75% as the applicable sales charge, and are more favorable than they would have been had they been calculated using the former front-end charge.

(3) Date of initial public offering was November 23, 1992.

(4) Date of initial public offering of Class A Shares.

         The performance of Class B Shares, as shown below, is the average annual total return quotation through June 30, 1996. The average annual total return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at June 30, 1996. The average annual total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at June 30, 1996 and therefore does not reflect the deduction of a CDSC.

                                 Average Annual Total Return
                           Class B Shares             Class B Shares
                             (Including                 (Excluding
                              Deferred                   Deferred
                            Sales Charge)              Sales Charge)
          1 year
          ended
          6/30/96              30.55%                      34.55%

          Period
          9/6/94(1)
          through
          6/30/96              26.38%                      28.19%

(1) Date of initial public offering of Class B Shares.


         The performance of Class C Shares, as shown below, is the aggregate total return quotation through June 30, 1996. The aggregate total return for Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at June 30, 1996. The aggregate total return for Class C Shares excluding deferred sales charge assumes the shares were not redeemed at June 30, 1996 and therefore does not reflect the deduction of a CDSC.

                                   Aggregate Total Return
                           Class C Shares             Class C Shares
                             (Including                 (Excluding
                              Deferred                   Deferred
                            Sales Charge)              Sales Charge)
          Period
          11/29/95(1)
          through
          6/30/96              18.66%                      19.66%

(1) Date of initial public offering of Class C Shares; total return for this short of a time period may not be representative of longer-term results.

         From time to time, the Fund may quote actual total return performance for each Class in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

         Total return performance for the Classes will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect the maximum sales charge, if any, paid for the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Fund in the future.

         From time to time, the Fund may also quote each Class' actual total return performance, dividend results and other performance information in advertising and other types of literature and may compare that information to, or may separately illustrate similar information reported by the Standard and Poor's 500 Stock Index and the Dow Jones Industrial Average and other unmanaged indices.

         The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes common stocks considered by the Manager to be more aggressive than those tracked by these indices.

         Comparative information on the Consumer Price Index and the CDA Growth Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment. The CDA Growth Index was developed and is maintained by CDA Technologies, Inc. The Index is comprised of 230 separately-managed, growth-oriented equity mutual funds. It reflects the reinvestment of any dividend and capital gains distributions paid during a specified period.

         Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Fund activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales in the Fund. Any indices used are not managed for any investment goal.

         CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

         Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

         Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed-income price and return information.

         Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and nonindustrial companies.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations.

         The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class through June 30, 1996. For these purposes, the calculations reflect maximum sales charges, if any, and assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of the Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Comparative information on the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the NASDAQ Composite Index is also included.

         The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered a guarantee of future performance.



                                               Cumulative Total Return
                                                       Standard       Dow
                                                       & Poor's      Jones
                  Class A           Institu-             500         Indus-            NASDAQ
                  Shares(1)         tional              Stock         trial            Composite
                  (at Offer)        Class(2)            Index        Average           Index
3 months
ended
6/30/96             12.5%           12.6%               4.5%           1.8%              7.6%

6 months
ended
6/30/96             15.0%           15.1%              10.1%          11.8%             12.6%

9 months
ended
6/30/96             18.6%           18.8%              17.1%          20.7%             14.4%

1 year
ended
6/30/96             29.1%           35.9%              26.0%          27.1%             26.9%

3 years
ended
6/30/96             61.5%           70.9%              61.1%          74.0%             68.3%

5 years
ended
6/30/96            182.6%           199.1%            107.6%          123.6%            149.0%

10 years
ended
6/30/96            290.8%           313.8%            264.8%          312.9%            192.2%

15 years
ended
6/30/96            777.1%           828.4%            782.3%          993.5%            264.8%

Period
10/3/68(3)
through
6/30/96          1,108.8%         1,108.3%             N/A          1,862.5%              N/A


(1) Class A Shares began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments. Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75%, and the above performance numbers are calculated using 4.75% as the applicable sales charge, and are more favorable than they would have been had they been calculated using the former front-end sales charge.

(2) Date of initial public offering was November 23, 1992. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of the Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.

(3) Date of initial public offering of Class A Shares.



                                            Cumulative Total Return
                    Class B           Class B
                    Shares            Shares         Standard          Dow
                  (Including        (Excluding        & Poor's        Jones
                   Deferred          Deferred          500            Indus-           NASDAQ
                    Sales             Sales           Stock           trial           Composite
                   Charge)            Charge)          Index          Average          Index
3 months
ended
6/30/96              8.3%            12.3%              4.5%           1.8%              7.6%

6 months
ended
6/30/96             10.6%            14.6%             10.1%          11.8%             12.6%

9 months
ended
6/30/96             13.9%            17.9%             17.1%          20.7%             14.4%

1 year
ended
6/30/96             30.6%            34.6%             26.0%          27.1%             26.9%

Period
9/6/94(1)
through
6/30/96             53.0%            57.0%             47.7%          51.4%             54.8%

(1) Date of initial public offering of Class B Shares.


                                            Cumulative Total Return
                   Class C            Class C
                   Shares            Shares          Standard          Dow
                  (Including        (Excluding       & Poor's         Jones
                   Deferred         Deferred           500            Indus-           NASDAQ
                    Sales             Sales           Stock           trial           Composite
                   Charge)            Charge)         Index          Average           Index
3 months
ended
6/30/96             11.3%            12.3%              4.5%           1.8%              7.6%

6 months
ended
6/30/96             13.6%            14.6%             10.1%          11.8%             12.6%

Period
11/29/95(1)
through
6/30/96             18.7%            19.7%             12.2%          12.9%             11.9%

(1) Date of initial public offering of Class C Shares; total return for this short of a time period may not be representative of longer-term results.

    For additional performance information, see Appendix B.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. Investors also should consider their financial ability to continue to purchase shares during periods of low fund share prices. Delaware Group offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                Number
                        Investment           Price Per         of Shares
                          Amount               Share           Purchased

         Month 1          $100                $10.00              10
         Month 2          $100                $12.50               8
         Month 3          $100                $ 5.00              20
         Month 4          $100                $10.00              10
         ------------------------------------------------------------
                          $400                $37.50              48

         Total Amount Invested:  $400
         Total Number of Shares Purchased:  48
         Average Price Per Share:  $9.38 ($37.50/4)
         Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of the Fund.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS
         Results of various assumed fixed rates of return on a $10,000 investment compounded quarterly for 10 years:

                  8%               10%               12%              14%
                  Rate of          Rate of           Rate of          Rate of
                  Return           Return            Return           Return
                  ------           ------            ------           -------
 1 Year           $10,824          $11,038           $11,255          $11,475
 2 Years          $11,717          $12,184           $12,668          $13,168
 3 Years          $12,682          $13,449           $14,258          $15,111
 4 Years          $13,728          $14,845           $16,047          $17,340
 5 Years          $14,859          $16,386           $18,061          $19,898
 6 Years          $16,084          $18,087           $20,328          $22,833
 7 Years          $17,410          $19,965           $22,879          $26,202
 8 Years          $18,845          $22,038           $25,751          $30,067
 9 Years          $20,399          $24,326           $28,983          $34,503
10 Years          $22,080          $26,851           $32,620          $39,593


         These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

TRADING PRACTICES AND BROKERAGE

         The Fund selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         During the fiscal years ended June 30, 1994, 1995 and 1996, the aggregate dollar amounts of brokerage commissions paid by the Fund were $188,574, $542,083 and $584,737, respectively.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended June 30, 1996, portfolio transactions of the Fund in the amount of $133,007,818, resulting in brokerage commissions of $389,816, were directed to brokers for brokerage and research services provided.

         As provided in the Securities Exchange Act of 1934 and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Fund may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         In investing for capital appreciation, the Fund may hold securities for any period of time. It is anticipated that, given the Fund's investment objective, its annual portfolio turnover rate will be higher than that of many other investment companies. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. Total brokerage costs generally increase with higher portfolio turnover rates. To the extent the Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares.

         The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         During the past two fiscal years, the Fund's portfolio turnover rates were 64% for 1995 and 90% for 1996.

PURCHASING SHARES

         The Distributor serves as the national distributor for the Fund's four classes of shares - Class A Shares, Class B Shares, Class C Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for information on how to invest. Shares of the Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Fund or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. The Fund will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers have the responsibility of transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest.

         The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against the Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectus.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in the Fund's assets and will receive a proportionate interest in the Fund's income, before application, as to the Class A, Class B and Class C Shares, of any expenses under the Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is assessed by the Fund for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of .30% of the average daily net assets of Class A Shares or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below, for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.


                                                      Trend Fund A Class
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Dealer's
                                                         Front-End Sales Charge as % of                Commission***
       Amount of Purchase                            Offering                 Amount                      as % of
                                                       Price                 Invested**               Offering Price
-------------------------------------------------------------------------------------------------------------------------------

Less than $100,000                                    4.75%                   4.89%                       4.00%
$100,000 but under $250,000                           3.75                    3.91                        3.00
$250,000 but under $500,000                           2.50                    2.59                        2.00
$500,000 but under $1,000,000*                        2.00                    2.04                        1.60


  * There is no front-end sales charge on purchases of $1 million or more of Class A Shares but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares. The contingent deferred sales charge ("Limited CDSC") that may be applicable arises only in the case of certain shares that were purchased at net asset value and triggered the payment of a dealer's commission.

 ** Based on the net asset value per share of Class A Shares as of the end of the Fund's most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
-------------------------------------------------------------------------------


         The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
-------------------------------------------------------------------------------

         Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to .15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission
         For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

                                                      Dealer's Commission
                                                      -------------------
                                                      (as a percentage of
          Amount of Purchase                          amount purchased)
          ------------------
          Up to $2 million                                   1.00%
          Next $1 million up to $3 million                    .75
          Next $2 million up to $5 million                    .50
          Amount over $5 million                              .25

         In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.

         The following table sets forth the rates of the CDSC for Class B Shares of the Fund:

                                                     Contingent Deferred
                                                     Sales Charge (as a
                                                        Percentage of
                                                        Dollar Amount
         Year After Purchase Made                    Subject to Charge)
         ------------------------                    ------------------

                  0-2                                          4%
                  3-4                                          3%
                  5                                            2%
                  6                                            1%
                  7 and thereafter                           None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus for the Fund Classes.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Class. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

         The Plans permit the Fund, pursuant to the Distribution Agreement, to pay out of the assets of the Class A, Class B and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to the Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Fund may make payments out of the assets of the Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Fund under the Plans, and the Fund's Distribution Agreement, is on an annual basis up to .30% of the Class A Shares' average daily net assets for the year, and up to 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets for the year. The Fund's Board of Directors may reduce these amounts at any time.

         Effective June 1, 1992, the Board of Directors has determined that the annual fee, payable on a monthly basis, for the Class A Shares, under its Plan, will be equal to the sum of: (i) the amount obtained by multiplying .30% by the average daily net assets represented by shares of the Class A Shares that were acquired by shareholders on or after June 1, 1992, and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by shares of the Class A Shares that were acquired before June 1, 1992. While this is the method for calculating the 12b-1 fees to be paid by the Class A Shares, the fee is a Class expense so that all shareholders of that Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same per share rate. As Class A Shares are sold on or after June 1, 1992, the initial rate of at least
 .10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, the Plan permits the Fund to pay a full .30% on all Class A Shares assets at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Directors in the same manner as specified above.

         Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

         For the fiscal year ended June 30, 1996, payments from the Class A Shares pursuant to its Plan amounted to $1,012,054 and such payments were used for the following purposes: Annual/Semi-Annual Reports - $35,662; Broker Trails
- $791,172; Commissions to Wholesalers - $83,721; Promotional-Broker Meetings - $16,769; Promotional-Other - $23,472; Telephone - $4,218; Wholesaler Expenses - $18,479; and Prospectus Printing $38,561.

         For the fiscal year ended June 30, 1996, payments from the Class B Shares pursuant to its Plan amounted to $158,486 and such payments were used for the following purposes: Broker Sales Charges - $60,094; Commissions to Wholesalers - $6,594; Promotional-Broker Meetings - $739; Interest on Broker Sales Charges - $50,845; and Broker Trails - $40,214.

         For the period November 29, 1995 (date of initial public offering) through June 30, 1996, payments from the Class C Shares pursuant to its Plan amounted to $12,965 and such payments were used for the following purposes:
Broker Sales Charges - $11,979; and Interest on Broker Sales Charges - $986.

         The staff of the Securities and Exchange Commission ("SEC") has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. The Fund intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.

Other Payments to Dealers - Class A, Class B and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

         Payments to dealers made in connection with seminars, conferences or contests relating to the promotion of fund shares may be in an amount up to 100% of the expenses incurred or awards made. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, directors and employees of the Fund, any other fund in the Delaware Group, the Manager, or any of the Manager's affiliates that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Family members of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Purchases of Class A Shares may also be made

                                      -24
by clients of registered representatives of an authorized investment dealer at net asset value within 12 months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Fund may reasonably require to establish eligibility for purchase at net asset value. The Fund must be notified in advance that the trade qualifies for purchase at net asset value.



         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Fund, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of the Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on the Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of the Fund and the corresponding classes of shares of other Delaware Group funds which offer such shares may be aggregated with Class A Shares of the Fund and the corresponding class of shares of the other Delaware Group funds.

         Employers offering a Delaware Group retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other Delaware Group funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC).

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Fund as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares of the Fund have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B or Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 00, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

Trend Fund Institutional Class

         The Institutional Class is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with

Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end sales charge or CDSC and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price and, for Class B Shares, Class C Shares and the Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Group Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Group, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectus for the Fund Classes.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares. See Classes of Shares in the Fund Classes' Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for the Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                            *     *     *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Fund for proper instructions.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group. Shareholders of the Fund Classes may also elect to invest in one or more of the other mutual funds in the Delaware Group through the Wealth Builder Option. See Wealth Builder Option and Redemption and Exchange in the Prospectus for the Fund Classes.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation at any time by written notice to the Fund.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional
Class.

Retirement Plans for the Fund Classes
         An investment in the Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000 for retirement plans. Each purchase of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts ("IRAs"), for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25 regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class. See Trend Fund Institutional Class, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships and corporations which replace the former Keogh and corporate retirement plans. These plans contain profit sharing or money purchase pension plan provisions. Contributions may be invested only in Class A and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA by making contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year or elects to be treated as having no compensation for the year. Investments in each of the Fund Classes are permissible.

         The Tax Reform Act of 1986 (the "Act") restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who are not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

         A company or association may establish a Group IRA for employees or members who want to purchase shares of the Fund. Purchases of $1 million or more of Class A Shares qualify for purchase at net asset value but may, under certain circumstances, be subject to a Limited CDSC. See Purchasing Shares for information on reduced front-end sales charges applicable to Class A Shares.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. See Alternative Purchase Arrangements - Class B Shares and Class C Shares under Classes of Shares, Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares; and Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Fund Classes' Prospectus concerning the applicability of a CDSC upon redemption.

         See Appendix A--IRA Information for additional IRA information.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Fund Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Employers with 25 or fewer eligible employees can establish this plan which permits employer contributions and salary deferral contributions in Class A Shares and Class C Shares only.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Group. Purchases under the plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table on page 00.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase any of the Fund Classes in conjunction with such an arrangement. Applicable front-end sales charges with respect to Class A Shares for such purchases are set forth in the table on page 00.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of any of the Fund Classes. Although investors may use their own plan, there is available a Delaware Group 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Applicable front-end sales charges for such purchases of Class A Shares are set forth in the table on page 00.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Fund's financial statements which are incorporated by reference into this Part B.

         The Fund's net asset value per share is computed by adding the value of all the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining the Fund's total net assets, portfolio securities primarily listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on that exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

         Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Fund's 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of the Fund will vary.

REDEMPTION AND REPURCHASE

         Any shareholder may require the Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Fund at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

         In addition to redemption of shares by the Fund, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent, less any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus for the Fund Classes. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus for the Fund Classes. Except for the applicable CDSC or Limited CDSC, and with respect to the expedited payment by wire described below for which there is currently a $7.50 bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order; provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Fund will process written or telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared. This potential delay can be avoided by making investments by wiring Federal Funds.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made in either cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

         The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts
         Before the Fund involuntarily redeems shares from an account that, under the circumstances noted in the relevant Prospectus, has remained below the minimum amounts required by the Fund's Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in the Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

         Effective November 29, 1995, the minimum initial investment in Class A Shares was increased from $250 to $1,000. Class A accounts that were established prior to November 29, 1995 and maintain a balance in excess of $250 will not presently be subject to the $9 quarterly service fee that may be assessed against accounts with balances below the stated minimum nor subject to involuntary redemption.

                                   *   *   *

         The Fund has made available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

Expedited Telephone Redemptions
         Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

         In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

         1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

         2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

         Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

         To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

         If expedited payment under these procedures could adversely affect the Fund, the Fund may take up to seven days to pay the shareholder.

         Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Systematic Withdrawal Plans
         Shareholders of Class A, Class B and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Group funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares and Waiver of Limited CDSC - Class A Shares under Redemption and Exchange in the Prospectus for the Fund Classes. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         The Systematic Withdrawal Plan is not available for the Institutional Class.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         The Fund will make payments from its net investment income and net realized securities profits, if any, twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").

         All dividends and any capital gains distributions will be automatically reinvested for the shareholder in additional shares of the same Class at net asset value unless, in the case of shareholders in the Fund Classes, the shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

         Each Class of shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

TAXES

         It is the Fund's policy to pay out substantially all net investment income and net realized gains to shareholders to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Code. The Fund has met these requirements in previous years and intends to meet them this year. Such distributions are taxable as ordinary income or capital gain to those shareholders who are liable for federal income tax. The Fund also intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

         Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisers in this regard. Shares of the Fund will be exempt from Pennsylvania personal property taxes.

         Dividends representing net investment income or short-term capital gains are taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, are taxable as long-term capital gain regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions will not be affected by whether they are paid in cash or in additional shares. A portion of these distributions may be eligible for the dividends-received deduction for corporations. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually. For the fiscal year ended June 30, 1996, none of the Fund's dividends from net investment income qualified for the dividends-received deduction.

         If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. The Fund's portfolio securities had an unrealized appreciation for tax purposes of $158,784,916 as of June 30, 1996.

         Prior to purchasing shares of the Fund, you should carefully consider the impact of dividends or realized securities profits distributions which have been declared but not paid. Any such dividends or realized securities profits distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of such shares by the amount of the dividends or realized securities profits distributions. All or a portion of such dividends or realized securities profits distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates. The purchase of shares just prior to the ex-dividend date has an adverse effect for income tax purposes.

INVESTMENT MANAGEMENT AGREEMENT

         The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of the Fund's Board of Directors.

         The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On June 30, 1996, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were supervising in the aggregate more than $29 billion in assets in various institutional or separately managed (approximately $18,046,856,000) and investment company (approximately $11,109,449,000) accounts.

         The Investment Management Agreement for the Fund is dated April 3, 1995 and was approved by shareholders on March 29, 1995. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the directors of the Fund or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The compensation paid by the Fund for investment management services is equal to 1/16 of 1% per month (3/4 of 1% per year) of the Fund's average daily net assets, less all directors' fees paid to the unaffiliated directors of the Fund. This fee is higher than that paid by funds with comparable investment objectives. Under the general supervision of the Board of Directors, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and the Fund. On June 30, 1996, the total net assets of the Fund were $689,332,167. Investment management fees paid by the Fund during the past three fiscal years were $2,006,549 for 1994, $2,300,627 for 1995 and $3,826,146 for 1996.

         Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, these include the Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. For the fiscal year ended June 30, 1996, the ratios of expenses to average daily net assets for the Class A Shares, Class B Shares and the Institutional Class were 1.31%, 2.06% and 1.06%, respectively. The ratios for the Class A and Class B Shares reflect the impact of their 12b-1 Plans. The Fund anticipates that the ratio of expenses to average daily net assets of Class C Shares will be approximately equal to that of the Class B Shares.

         By California regulation, the Manager is required to waive certain fees and reimburse the Fund for certain expenses to the extent that the Fund's annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed specified percentages of net assets. At present, the most restrictive limit is 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of any additional average daily net assets. For the fiscal year ended June 30, 1996, no reimbursement was necessary or paid.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Fund shares under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of the Fund's shares. On that date, Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

         The business and affairs of the Fund are managed under the direction of its Board of Directors.

         Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Group. On July 31, 1996, the Fund's officers and directors owned approximately 1% of the outstanding shares of the Class A Shares and less than 1% of the outstanding shares of the Class B Shares, Class C Shares and the Institutional Class.

         As of July 31, 1996, management believes the following accounts held 5% or more of the outstanding shares of a Class:


Class                    Name of Address of Account                         Share Amount             Percentage
-----                    --------------------------                         ------------             ----------
Class A Shares           Merrill Lynch Pierce Fenner & Smith
                         Mutual Fund Operations
                         P.O. Box 41621
                         Jacksonville, FL 32203                                 2,725,865              10.30%

Class B Shares           Merrill Lynch Pierce Fenner & Smith
                         Mutual Fund Operations
                         4800 Deer Lake Dr. East, 3rd Fl.
                         Jacksonville, FL 32246                                   287,942              14.06%

Class C Shares           Merrill Lynch Pierce Fenner & Smith
                         Mutual Fund Operations
                         4800 Deer Lake Dr. East, 3rd Fl.
                         Jacksonville, FL 32246                                   104,918              28.60%

                         Prudential Securities Inc.
                         FBO Joseph B Mufale
                         IRA Rollover dtd 10/21/93
                         5541 Golden Hts.
                         Fayetteville, NY 13066                                    31,110               8.48%





Class                    Name of Address of Account                         Share Amount             Percentage
-----                    --------------------------                         ------------             ----------
Institutional Class      Iceberg & Co.
                         By State Street Bank & Trust Co.
                         TRST Glaxo Inc. Retirement Plan
                         P.O. Box 1992
                         Boston, MA 02105                                       2,434,127              31.74%

                         Fidelity Management Trust Co.
                         FBO Delta Family Care Savings Plan
                         Financial Operations
                         Stock Trading Location KW1C
                         100 Magellan 1st Fl.
                         Covington, KY 41015                                    1,159,995              15.13%

                         Trustees for Harrah's
                         Entertainment Savings and
                         Retirement Plan
                         1023 Cherry Road
                         Memphis, TN 38117                                      1,053,589              13.74%

                         Woodstock
                         c/o Wood County Trust Company
                         181 2nd Street South
                         P.O. Box 8000
                         Wisconsin Rapids, WI 54495                               743,927               9.70%

                         Merrill Lynch Trust Co.
                         TRST Qualified Retirement Plans
                         265 Davidson Avenue 3rd Fl.
                         Somerset, NJ 08873                                       531,223               6.93%

                         Bank of New York
                         TRST First Hospital Corp.
                         Retirement Plan
                         1 Wall Street
                         New York, NY 10005                                       440,749               5.75%

         DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, a new Investment Management Agreement between the Fund and the Manager was executed following shareholder approval. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of

Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*Wayne A. Stork (59)
         Chairman, President, Chief Executive Officer, Director and/or Trustee of the Fund, 16 other investment companies in the Delaware Group (which excludes Delaware Pooled Trust, Inc.), Delaware Management Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.
         Chairman and Director of Delaware Pooled Trust, Inc., Delaware
                  Distributors, Inc., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc.
         Chairman, President, Chief Executive Officer, Chief Investment Officer
                  and Director of Delaware Management Company, Inc.
         Chairman, Chief Executive Officer and Director of Delaware
                  International Advisers Ltd.
         Director of Delaware Service Company, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

Winthrop S. Jessup (51)
         Executive Vice President of the Fund, 16 other investment companies in the Delaware Group (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
         President and Chief Executive Officer of Delaware Pooled Trust, Inc. President and Director of Delaware Capital Management, Inc.
         Executive Vice President and Director of DMH Corp., Delaware Management
                  Company, Inc., Delaware International Holdings Ltd. and Founders Holdings, Inc.
         Vice Chairman and Director of Delaware Distributors, Inc.
         Vice Chairman of Delaware Distributors, L.P.
         Director of Delaware Service Company, Inc., Delaware International
                  Advisers Ltd., Delaware Management Trust Company and Delaware Investment & Retirement Services, Inc.
         During the past five years, Mr. Jessup has served in various executive capacities at different times within the Delaware organization.



Richard G. Unruh, Jr. (57)
         Executive Vice President of the Fund and each of the other 17 investment companies in the Delaware Group.
         Executive Vice President and Director of Delaware Management Company,
                  Inc.
         Senior Vice President of Delaware Management Holdings, Inc. and
                  Delaware Capital Managment, Inc.
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

-----------------------
*Director affiliated with the Funds' investment manager and considered an "interested person" as defined in the 1940 Act.

Paul E. Suckow (49)
         Executive Vice President/Chief Investment Officer, Fixed Income of the
                  Fund, each of the other 17 investment companies in the Delaware Group and Delaware Management Company, Inc.
         Executive Vice President/Chief Investment Officer, Fixed Income and
                  Director of Founders Holdings, Inc.
         Senior Vice President/Chief Investment Officer, Fixed Income of
                  Delaware Management Holdings, Inc.
         Senior Vice President of Delaware Capital Managment, Inc.
         Director of Founders CBO Corporation.
         Director of HYPPCO Finance Company Ltd.
         Before returning to the Delaware Group in 1993, Mr. Suckow was
                  Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for the Delaware Group.



Walter P. Babich (69)
         Director and/or Trustee of the Fund and each of the other 17 investment companies in the Delaware Group.
         460 North Gulph Road, King of Prussia, PA  19406.
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (57)
         Director and/or Trustee of the Fund and each of the other 17 investment companies in the Delaware Group.
         500 Fifth Avenue, New York, NY  10110.
         Founder and Managing Director, Anthony Knerr & Associates.
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.


Ann R. Leven (56)
         Director and/or Trustee of the Fund and each of the other 17 investment companies in the Delaware Group.
         785 Park Avenue, New York, NY  10021.
         Treasurer, National Gallery of Art.
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.



W. Thacher Longstreth (76)
         Director and/or Trustee of the Fund and each of the other 17 investment companies in the Delaware Group.
         City Hall, Philadelphia, PA  19107.
         Philadelphia City Councilman.

Charles E. Peck (70)
         Director and/or Trustee of the Fund and each of the other 17 investment companies in the Delaware Group.
         P.O. Box 1102, Columbia, MD  21044.
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive
                  Officer of The Ryland Group, Inc., Columbia, MD.

David K. Downes (56)
         Senior Vice President/Chief Administrative Officer/Chief Financial
                  Officer of the Fund, each of the other 17 investment companies in the Delaware Group and Delaware Management Company, Inc.
         Chairman and Director of Delaware Management Trust Company.
         Chief Executive Officer and Director of Delaware Investment &
                  Retirement Services, Inc.
         Senior Vice President/Chief Administrative Officer/Chief Financial
                  Officer/Treasurer of Delaware Management Holdings, Inc.
         Senior Vice President/Chief Financial Officer/Treasurer and Director
                  of DMH Corp.
         Senior Vice President/Chief Administrative Officer and Director of
                  Delaware Distributors, Inc.
         Senior Vice President/Chief Administrative Officer of Delaware
                  Distributors, L.P.
         Senior Vice President/Chief Administrative Officer/Chief Financial
                  Officer and Director of Delaware Service Company, Inc.
         Chief Financial Officer and Director of Delaware International
                  Holdings Ltd.
         Senior Vice President/Chief Financial Officer/Treasurer of Delaware
                  Capital Management, Inc.
         Senior Vice President/Chief Financial Officer and Director of Founders
                  Holdings, Inc.
         Director of Delaware International Advisers Ltd.
         Before joining the Delaware Group in 1992, Mr. Downes was Chief
                  Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992 and Vice Chairman from March 1992 through August 1992.

George M. Chamberlain, Jr. (49)
         Senior Vice President and Secretary of the Fund, each of the other 17 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Distributors, L.P.
         Executive Vice President, Secretary and Director of Delaware
                  Management Trust Company.
         Senior Vice President, Secretary and Director of DMH Corp., Delaware
                  Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc. and Delaware Capital Management, Inc.
         Secretary and Director of Delaware International Holdings Ltd. Director of Delaware International Advisers Ltd.
         Attorney.
         During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

Edward N. Antoian (40)
         Vice President/Senior Portfolio Manager of the Fund, of seven other investment companies in the Delaware Group and of Delaware Management Company, Inc.
         During the past five years, Mr. Antoian has served in such capacities within the Delaware organization.

Gerald S. Frey (50)
         Vice President/Senior Portfolio Manager of the Fund, of seven other investment companies in the Delaware Group and of Delaware Management Company, Inc.
         Before joining the Delaware Group in 1996, Mr. Frey was a Senior
                  Director with Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.

Joseph H. Hastings (46)
         Vice President/Corporate Controller of the Fund, each of the other
                  17 investment companies in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Founders Holdings, Inc. and Delaware International Holdings Ltd.
         Chief Financial Officer/Treasurer of Delaware Investment & Retirement
                  Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                  Management Trust Company.
         Assistant Treasurer of Founders CBO Corporation.
         1818 Market Street, Philadelphia, PA  19103.
         Before joining the Delaware Group in 1992, Mr. Hastings was Chief
                  Financial Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

Michael P. Bishof (34)
         Vice President/Treasurer of the Fund, each of the other 17 investment companies in the Delaware Group, Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Distributors, L.P., Delaware Service Company, Inc. and Founders Holdings, Inc.
         Vice President/Manager of Investment Accounting of Delaware
                  International Holdings Ltd.
         Assistant Treasurer of Founders CBO Corporation.
         Before joining the Delaware Group in 1995, Mr. Bishof was a Vice
                  President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Group funds for the fiscal year ended June 30, 1996 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of June 30, 1996.


                                                         Pension or
                                                         Retirement                Estimated                Total
                                                          Benefits                  Annual              Compensation
                                    Aggregate              Accrued                 Benefits              from all 17
                                  Compensation           as Part of                  Upon                 Delaware
Name                                from Fund           Fund Expenses             Retirement*            Group Funds
W. Thacher Longstreth                $2,073                 None                     $30,000               $50,951
Ann R. Leven                         $2,392                 None                     $30,000               $59,087
Walter P. Babich                     $2,229                 None                     $30,000               $55,951
Anthony D. Knerr                     $2,359                 None                     $30,000               $58,087
Charles E. Peck                      $2,231                 None                     $30,000               $54,087


* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of seventy years and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of June 30, 1996, he or she would be entitled to annual payments totaling $30,000, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

EXCHANGE PRIVILEGE

         The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

         An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

         In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

Telephone Exchange Privilege
         Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.

         Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052, to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

         As described in the Fund's Prospectuses, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).

         The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                           *     *     *

         Following is a summary of the investment objectives of the other Delaware Group funds:

         Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.


         Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high-yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities.


         U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities. U.S. Government Money Fund seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Enterprise Fund seeks to provide maximum appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings. U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. World Growth Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin. Federal Bond Fund seeks to maximize current income consistent with preservation of capital. The fund attempts to achieve this objective by investing primarily in securities issued by the U.S. government, its agencies and instrumentalities. Corporate Income Fund seeks to provide high current income consistent with preservation of capital. The fund attempts to achieve this objective primarily by investing in a diversified portfolio of investment grade fixed-income securities issued by U.S. corporations.

         Delaware Group Premium Fund offers ten funds available exclusively as funding vehicles for certain insurance company separate accounts. Equity/Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. High Yield Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Money Market Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Growth Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Multiple Strategy Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Value Series seeks capital appreciation by investing in small- to mid-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Emerging Growth Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation.

         For more complete information about any of the Delaware Group funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

         The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

         Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Fund. The Distributor and, in its capacity as such, DDI received net commissions from the Fund on behalf of the Class A Shares, after reallowances to dealers, as follows:

                               Total
                               Amount                                Net
                             of Under-           Amounts          Commission
                              writing           Reallowed            to
  Fiscal Year Ended         Commission         to Dealers         DDLP/DDI
  -----------------         ----------         ----------         --------

  June 30, 1996             $2,101,990         $1,779,727         $322,263
  June 30, 1995              1,202,397          1,042,162          160,235
  June 30, 1994              3,019,096          2,618,113          400,983


         The Distributor and, in its capacity as such, DDI received in the aggregate Limited CDSC payments with respect to Class A Shares as follows:

                   Fiscal Year Ended                  Limited CDSC Payments
                   -----------------                  ---------------------
                   June 30, 1996                            $11,000
                   June 30, 1995                             11,335
                   June 30, 1994                              - 0 -

         The Distributor and, in its capacity as such, DDI received in the aggregate CDSC payments with respect to Class B Shares as follows:

                  Fiscal Year Ended                  CDSC Payments
                  -----------------                  -------------
                  June 30, 1996                          $29,086
                  June 30, 1995*                           3,720

*Date of initial public offering was September 6, 1994.

         The Distributor received CDSC payments with respect to Class C Shares as follows:

                  Fiscal Year Ended                  CDSC Payments
                  -----------------                  -------------
                  June 30, 1996*                          $480

*Date of initial public offering was November 29, 1995.


         Effective as of January 3, 1995, all such payments described above have been paid to the Distributor.

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Group for which it provides such accounting services. Such fee is equal to .25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and .20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.

         Bankers Trust Company, One Bankers Trust Plaza, New York, NY 10006, is custodian of the Fund's securities and cash. As custodian for the Fund, Bankers Trust Company maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

         The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the 1940 Act, has been passed upon for the Fund by Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania.

Capitalization
         The Fund has a present authorized capitalization of one hundred million shares of capital stock with a $.50 par value per share. The Board of Directors has allocated fifty million shares to the Class A Shares, twenty-five million shares to the Class B Shares, twenty-five million shares to the Class C Shares and twenty-five million shares to the Institutional Class. Each Class represents a proportionate interest in the assets of the Fund, and each has the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Institutional Class may not vote on any matter that affects the Fund Classes' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A, Class B and Class C Shares will be allocated solely to those classes.

         Shares do not have preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Prior to September 6, 1994, the Trend Fund A Class was known as the Trend Fund class and the Trend Fund Institutional Class was known as the Trend Fund (Institutional) class.

Noncumulative Voting
         Fund shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

APPENDIX A--IRA INFORMATION

The Tax Reform Act of 1986 (the "Act") restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who were not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

As illustrated in the following tables, maintaining an IRA remains a valuable opportunity.

For many, an IRA will continue to offer both an up-front tax break with its tax deduction each year and the real benefit that comes with tax-deferred compounding. For others, losing the tax deduction will impact their taxable income status each year. Over the long term, however, being able to defer taxes on earnings still provides an impressive investment opportunity--a way to have money grow faster due to tax-deferred compounding.

Even if your IRA contribution is no longer deductible, the benefits of saving on a tax-deferred basis can be substantial. The following tables illustrate the benefits of tax-deferred versus taxable compounding. Each reflects a constant 10% rate of return, compounded annually, with the reinvestment of all proceeds. The tables do not take into account any sales charges or fees. Of course, earnings accumulated in your IRA will be subject to tax upon withdrawal. If you choose a mutual fund with a fluctuating net asset value, like the Fund, your bottom line at retirement could be lower--it could also be much higher.

$2,000 Invested Annually Assuming a 10% Annualized Return

   15% Tax Bracket     Single  --    $0-$24,000
   ---------------     Joint   --    $0-$40,100
                                                                  How Much You
    End of           Cumulative            How Much You          Have With Full
     Year        Investment Amount       Have Without IRA         IRA Deduction

       1             $ 2,000                 $  1,844              $  2,200
       5              10,000                   10,929                13,431
      10              20,000                   27,363                35,062
      15              30,000                   52,074                69,899
      20              40,000                   89,231               126,005
      25              50,000                  145,103               216,364
      30              60,000                  229,114               361,887
      35              70,000                  355,438               596,254
      40              80,000                  545,386               973,704

[Without IRA--investment of $1,700 ($2,000 less 15%) earning 8.5% (10% less 15%)]


   28% Tax Bracket     Single  --    $24,001-$58,150
   ---------------     Joint   --    $40,101-$96,900


         End of                Cumulative                How Much You              How Much You Have with Full IRA
          Year              Investment Amount          Have Without IRA           No Deduction           Deduction
            1                    $ 2,000                   $  1,544                  $  1,584              $  2,200
            5                     10,000                      8,913                     9,670                13,431
           10                     20,000                     21,531                    25,245                35,062
           15                     30,000                     39,394                    50,328                69,899
           20                     40,000                     64,683                    90,724               126,005
           25                     50,000                    100,485                   155,782               216,364
           30                     60,000                    151,171                   260,559               361,887
           35                     70,000                    222,927                   429,303               596,254
           40                     80,000                    324,512                   701,067               973,704

[Without IRA--investment of $1,440 ($2,000 less 28%) earning 7.2% (10% less28%)] [With IRA--No Deduction--investment of $1,440 ($2,000 less 28%) earning 10%]

   31% Tax Bracket    Single  --  $58,151-$121,300
   ---------------    Joint   --  $96,901-$147,700

         End of                Cumulative                How Much You              How Much You Have with Full IRA
          Year              Investment Amount          Have Without IRA           No Deduction           Deduction
            1                    $ 2,000                   $  1,475                  $  1,518              $  2,200
            5                     10,000                      8,467                     9,268                13,431
           10                     20,000                     20,286                    24,193                35,062
           15                     30,000                     36,787                    48,231                69,899
           20                     40,000                     59,821                    86,943               126,005
           25                     50,000                     91,978                   149,291               216,364
           30                     60,000                    136,868                   249,702               361,887
           35                     70,000                    199,536                   411,415               596,254
           40                     80,000                    287,021                   671,855               973,704

[Without IRA--investment of $1,380 ($2,000 less 31%) earning 6.9% (10% less
31%)]
[With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning 10%]


   36% Tax Bracket*   Single  --    $121,301-$263,750
   ---------------    Joint   --    $147,701-$263,750

         End of                Cumulative                How Much You              How Much You Have with Full IRA
          Year              Investment Amount          Have Without IRA           No Deduction           Deduction
            1                    $ 2,000                   $  1,362                  $  1,408              $  2,200
            5                     10,000                      7,739                     8,596                13,431
           10                     20,000                     18,292                    22,440                35,062
           15                     30,000                     32,683                    44,736                69,899
           20                     40,000                     52,308                    80,643               126,005
           25                     50,000                     79,069                   138,473               216,364
           30                     60,000                    115,562                   231,608               361,887
           35                     70,000                    165,327                   381,602               596,254
           40                     80,000                    233,190                   623,170               973,704

[Without IRA--investment of $1,280 ($2,000 less 36%) earning 6.4% (10% less
36%)]
[With IRA--No Deduction--investment of $1,280 ($2,000 less 36%) earning 10%]

   39.6% Tax Bracket*  Single   --    over $263,750
   -----------------   Joint    --    over $263,750

         End of                Cumulative                How Much You              How Much You Have with Full IRA
          Year              Investment Amount          Have Without IRA           No Deduction           Deduction
            1                    $ 2,000                   $  1,281                  $  1,329              $  2,200
            5                     10,000                      7,227                     8,112                13,431
           10                     20,000                     16,916                    21,178                35,062
           15                     30,000                     29,907                    42,219                69,899
           20                     40,000                     47,324                    76,107               126,005
           25                     50,000                     70,677                   130,684               216,364
           30                     60,000                    101,986                   218,580               361,887
           35                     70,000                    143,965                   360,137               596,254
           40                     80,000                    200,249                   588,117               973,704

[Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 6.04% (10% less 39.6%)]
[With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning 10%]

* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $263,750. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

         $2,000 SINGLE INVESTMENT AT A RETURN OF 10% COMPOUNDED ANNUALLY


                   TAXABLE -         TAXABLE -          TAXABLE -         TAXABLE -         TAXABLE -            TAX
YEARS                39.6%*              36%*              31%               28%               15%            DEFERRED
-----------------------------------------------------------------------------------------------------------------------
    10            $  3,595          $  3,719            $  3,898          $  4,008          $  4,522          $  5,187
    15               4,820             5,072               5,441             5,675             6,799             8,354
    20               6,463             6,916               7,596             8,034            10,224            13,455
    30              11,618            12,861              14,803            16,102            23,117            34,899
    40              20,884            23,916              28,849            32,272            52,266            90,519


         $2,000 INVESTED ANNUALLY AT A RETURN OF 10% COMPOUNDED ANNUALLY

                   TAXABLE -         TAXABLE -          TAXABLE -         TAXABLE -         TAXABLE -            TAX
YEARS                39.6%*              36%*              31%               28%               15%            DEFERRED
----------------------------------------------------------------------------------------------------------------------
    10            $ 28,006          $ 28,581            $ 29,400          $ 29,904          $ 32,192          $ 35,062
    15              49,514            51,067              53,314            54,714            61,264            69,899
    20              78,351            81,731              86,697            89,838           104,978           126,005
    30             168,852           180,566             198,360           209,960           269,546           361,887
    40             331,537           364,360             415,973           450,711           641,631           973,704

* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $263,750. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

THE VALUE OF STARTING YOUR IRA EARLY
       The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity--compared to contributing on April 15th of the following year--the latest, for each tax year.

              After 5 years                 $3,528 more
                   10 years                 $6,113
                   20 years                $17,228
                   30 years                $47,295

       Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.

       And it pays to shop around. If you get just 2% more per year, it can make a big difference when you retire. A constant 8% versus 10% return, both compounded annually, illustrates the point. This chart is based on a yearly investment of $2,000 on January 1. After 30 years the difference can mean as much as 50% more!

                            8% Return                 10% Return
                            ---------                 ----------
         10 years             $31,291                    $35,062
         30 years            $244,692                   $361,887

         The statistical exhibits above are for illustration purposes only and do not reflect the actual performance for the Fund either in the past or in the future.

APPENDIX B - PERFORMANCE OVERVIEW

Trend Fund A Class Performance Overview
     The following table illustrates the total return on one share invested in the Trend Fund A Class during the 10-year period ended June 30, 1996.(1) The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

Trend Fund A Class

                                                        Cumula-
                                                       tive net
                                                         asset               PERCENTAGE CHANGES DURING YEAR
                         Net Asset                     value at  -----------------------------------------------------
          Maximum         Value      Distributions     year-end                   Trend Fund
         offering   -------------  ----------------    with all  --------------------------------------------------
  Year   price at    Begin-        From      From     distribu-  Maximum Offering Price     Net Asset Value
 ended    begin-     ning   End   invest-  realized     tions      to Net Asset Value      to Net Asset Value
  June    ning of     of     of    ment     securi-     rein-    -----------------------------------------------------
   30     year(2)    year   year  income  ties profits  vested   Annual     Cumulative(3)    Annual    Cumulative(4)
-------- ---------- ------  ----- ------  ------------ --------- ------     -------------    ------    -------------
 1987     $9.35     $8.91  $9.12  $0.000   $0.000       $9.12     -2.5%        -2.5%           2.4%        2.4%
 1988      9.57      9.12   8.13   0.000    0.000        8.13    -15.1        -13.1           10.9        -8.8
 1989      8.54      8.13  10.87   0.000    0.320       11.32     32.7         21.1           39.3        27.1
 1990     11.41     10.87   9.97   0.050    2.220       12.94      8.9         38.4           14.3        45.3
 1991     10.47      9.97   8.92   0.050    0.520       12.32     -9.3         31.7           -4.8        38.3
 1992      9.36      8.92  11.38   0.000    0.160       15.93     23.2         70.3           29.3        78.8
 1993     11.95     11.38  13.98   0.000    1.150       21.54     28.8        130.3           35.2       141.8
 1994     14.68     13.98  12.21   0.000    1.940       21.67     -4.2        131.7            0.6       143.2
 1995     12.82     12.21  14.21   0.000    0.790       26.96     18.5        188.2           24.4       202.6
 1996     14.92     14.21  18.16   0.000    0.900       36.53     29.1        290.5           35.5       310.0

                                  ------   ------
 Total Distributions              $0.100   $8.000

                                PERCENTAGE CHANGES DURING YEAR
       ---------------------------------------------------------------------


  Year     Standard &                Dow Jones               Consumer
 ended     Poor's 500(5)           Industrial(5)           Price Index(5)
  June ---------------------------------------------------------------------
   30   Annual    Cumulative    Annual    Cumulative    Annual    Cumulative
------- ------    ----------    ------    ----------    ------    ----------
 1987    25.2%       25.2%      32.2%        32.2%        3.7%        3.7%
 1988    -6.9        16.6       -8.3         21.2         3.9         7.7
 1989    20.5        40.5       18.7         43.9         5.2        13.3
 1990    16.5        63.6       22.7         76.6         4.7        18.7
 1991     7.4        75.7        4.6         84.7         4.7        24.3
 1992    13.4        99.3       17.7        117.4         3.1        28.1
 1993    13.4       126.0        9.2        137.4         3.0        31.9
 1994     1.4       129.2        5.9        151.4         2.5        35.2
 1995    26.1       189.0       29.2        224.8         3.0        39.4
 1996    26.0       264.1       27.1        312.8         2.8        43.2

----------
(1) All figures prior to May 9, 1986 are adjusted for a 2-for-1 stock split paid on that date. The Trend Fund A Class began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.
(2) Reflects a maximum sales charge of 4.75% of total investment. There are reduced sales charges for investments of $100,000 or more.
(3)  Reflects an offering price of $9.35 on June 30, 1986.
(4)  Reflects a net asset value of $8.91 on June 30, 1986.
(5)  Source:  Lipper Analytical.

     This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Fund today.

     The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes aggressive growth common stocks, which differ from those in the indices.

     The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

APPENDIX B - PERFORMANCE OVERVIEW


Trend Fund B Class Performance Overview
     The following table illustrates the total return on one share invested in the Trend Fund B Class during the period September 6, 1994 (date of initial public offering) through June 30, 1996. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.


Trend Fund B Class

                                                       Cumula-
                                                      tive net
                                                       asset               PERCENTAGE CHANGES DURING YEAR
                       Net Asset                     value at  -----------------------------------------------------
          Maximum        Value      Distributions     year-end                   Trend Fund
         offering   -------------  ----------------   with all  --------------------------------------------------
 Period  price at    Begin-        From      From     distribu-    Returns Including            Returns Excluding
 ended    begin-     ning   End   invest-  realized     tions            CDSC                        CDCS
  June    ning of     of     of    ment     securi-     rein-    -----------------------------------------------------
   30      year      year   year  income  ties profits  vested   Annual     Cumulative(2)    Annual    Cumulative(4)
-------- ---------- ------  ----- ------  ------------ --------- ------     -------------    ------    -------------
1995(1)  $12.11   $12.11  $14.13   $0.000   $0.000     $14.13     12.7%       12.7%           16.7%        16.7%
1996      14.13    14.13   17.92    0.000    0.900      16.30     30.6        30.6            34.6          34.6

                                   ------   ------
Total Distributions                $0.000   $0.900


                                PERCENTAGE CHANGES DURING YEAR
       ---------------------------------------------------------------------


  Year     Standard &                Dow Jones               Consumer
 ended     Poor's 500(3)            Industrial(3)          Price Index(3)
  June ---------------------------------------------------------------------
   30   Annual    Cumulative    Annual    Cumulative    Annual    Cumulative
------- ------    ----------    ------    ----------    ------    ----------
1995(1)   18.3%      18.3%      19.9%       19.9%        2.4%        2.4%
1996      26.0       26.0       27.1        27.1         2.8         2.8

----------
(1) Total return for the period September 6, 1994 (date of initial public offering) through June 30, 1995 is on an aggregate basis. Total return for this short of a time period may not be representative of longer-term results.
(2)  Reflects a net asset value of $12.11 on September 2, 1994.
(3)  Source: Lipper Analytical.


     The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes aggressive growth common stocks, which differ from those in the indices.

     The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

APPENDIX B - PERFORMANCE OVERVIEW

Trend Fund C Class Performance Overview
     The following table illustrates the total return on one share invested in the Trend Fund C Class during the period November 29, 1995 (date of initial public offering) through June 30, 1996. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.


Trend Fund C Class

                                                       Cumula-
                                                      tive net
                                                       asset               PERCENTAGE CHANGES DURING YEAR
                       Net Asset                     value at  -----------------------------------------------------
          Maximum        Value      Distributions     year-end                   Trend Fund
         offering   -------------  ----------------   with all  --------------------------------------------------
 Period  price at    Begin-         From      From    distribu-    Returns Including            Returns Excluding
 ended    begin-     ning    End   invest-  realized    tions            CDSC(1)                      CDCS(1)
  June    ning of     of      of    ment     securi-    rein-    -----------------------------------------------------
   30      year     year(2)  year  income ties profits  vested   Annual     Cumulative(2)    Annual    Cumulative(4)
-------- ---------- ------  ----- ------  ------------ --------- ------     -------------    ------    -------------
1996(1)   $15.46   $15.46  $18.09  $0.000    $0.350    $10.67      18.7%       18.7%          19.7%        19.7%

                                   ------    ------
Total Distributions                $0.000    $0.350


                                PERCENTAGE CHANGES DURING YEAR
       ---------------------------------------------------------------------


  Year     Standard &                Dow Jones               Consumer
 ended     Poor's 500(3)            Industrial(3)          Price Index(3)
  June ---------------------------------------------------------------------
   30   Annual    Cumulative    Annual    Cumulative    Annual    Cumulative
------- ------    ----------    ------    ----------    ------    ----------
1996(1)  12.2%       12.2%       12.9%       12.9%        2.0%      2.0%

----------
(1) Total return is on an aggregate basis. Total return for this short of a time period may not be representative of longer-term results.
(2)  Reflects a net asset value of $15.46 on November 28, 1995.
(3)  Source: Lipper Analytical.


     The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes aggressive growth common stocks, which differ from those in the indices.

     The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

APPENDIX B - PERFORMANCE OVERVIEW

Trend Fund Institutional Class Performance Overview
     The following table illustrates the total return on one share invested in the Trend Fund Institutional Class(1) during the 10-year period ended June 30, 1996. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

Trend Fund Institutional Class

                                                        Cumula-
                                                       tive net
                                                         asset             PERCENTAGE CHANGES DURING YEAR
                       Net Asset                       value at  ---------------------------------------------------
          Maximum        Value      Distributions      year-end        Trend Fund
         offering   -------------  ----------------    with all  ---------------------------------------------------
  Year   price at    Begin-        From      From      distribu-     Net Asset Value            Standard &
 ended    begin-     ning   End   invest-  realized      tions      to Net Asset Value         Poor's 500(3)
  June    ning of     of     of    ment     securi-      rein-    ---------------------------------------------------
   30      year      year   year  income  ties profits   vested   Annual     Cumulative(2)    Annual    Cumulative(4)
-------- ---------- ------  ----- ------  ------------ ---------  ------     -------------    ------    -------------
 1987     $8.91    $8.91   $9.12   $0.000   $0.000      $9.12       2.4%        2.4%           25.2%        25.2%
 1988      9.12     9.12    8.13    0.000    0.000       8.13     -10.9        -8.8            -6.9         16.6
 1989      8.13     8.13   10.87    0.000    0.320      11.32      39.3        27.1            20.5         40.5
 1990     10.87    10.87    9.97    0.050    2.220      12.94      14.3        45.3            16.5         63.6
 1991      9.97     9.97    8.92    0.050    0.520      12.32      -4.8        38.3             7.4         75.7
 1992      8.92     8.92   11.38    0.000    0.160      15.93      29.3        78.8            13.4         99.3
 1993     11.38    11.38   13.99    0.000    1.150      21.54      35.2       141.8            13.6        126.4
 1994     13.99    13.99   12.25    0.000    1.940      21.71       0.8       143.7             1.4        129.6
 1995     12.25    12.25   14.30    0.000    0.790      27.08      24.7       203.9            26.1        189.5
 1996     14.30    14.30   18.33    0.000    0.900      36.80      35.9       313.0            26.0        264.7

                                   ------   ------
Total Distributions                $0.100   $8.000







             PERCENTAGE CHANGES DURING YEAR
           ----------------------------------------------


  Year            Dow Jones               Consumer
 ended          Industrial(3)           Price Index(3)
  June     ----------------------------------------------
   30        Annual    Cumulative    Annual    Cumulative
--------     ------    ----------    ------    ----------
 1987        32.2%        32.2%        3.7%        3.7%
 1988        -8.3         21.2         3.9         7.7
 1989        18.7         43.9         5.2        13.3
 1990        22.7         76.6         4.7        18.7
 1991         4.6         84.7         4.7        24.3
 1992        17.7        117.4         3.1        28.1
 1993         9.2        137.4         3.0        31.9
 1994         5.9        151.4         2.5        35.2
 1995        29.2        224.8         3.0        39.4
 1996        27.1        312.8         2.8        43.2



----------
(1) Performance for Trend Fund Institutional Class for periods prior to November 23, 1992 (date of initial public offering) is calculated by taking the performance of the Trend Fund A Class and adjusting it to reflect the elimination of all sales charges.
(2)  Reflects a net asset value of $8.91 on June 30, 1986.

(3)  Source: Lipper Analytical.


     This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Fund today.

     The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes aggressive growth common stocks, which differ from those in the indices.

     The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

APPENDIX C

The Company Life Cycle
         Traditional business theory contends that a typical company progresses through basically four stages of development, keyed closely to a firm's sales.

         1. Emerging Growth--a period of experimentation in which the company builds awareness of a new product or firm.

         2. Accelerated Development--a period of rapid growth with potentially high profitability and acceptance of the product.

         3. Maturing Phase--a period of diminished real growth due to dependence on replacement or sustained product demand.

         4. Cyclical Stage--a period in which a company faces a potential saturation of demand for its product. At this point, a firm either diversifies or becomes obsolete.

                        Hypothetical Corporate Life Cycle

                              [Chart appears here]

         Hypothetical Corporate Life Cycle Chart shows in a line illustration, the stages that a typical company would go through, beginning with the emerging state where sales growth continues at a steep pace to the mature phase where growth levels off to the cyclical stage where sales show more definitive highs and lows.

         The above chart illustrates the path traditionally followed by companies that successfully survive the growth sequence.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for the Fund and, in its capacity as such, audits the financial statements contained in the Fund's Annual Report. The Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended June 30, 1996 are included in the Fund's Annual Report to shareholders. The financial statements, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.



                                      -67-